DELAWARE POOLED TRUST

Registration No. 811-06322
FORM N-SAR
Semi-Annual Period Ended April 30, 2010

SUB-ITEM 77C:  Submission of matters to a vote of security holders

At Joint Special Meetings of Shareholders of Delaware Pooled(r) Trust (the "Trust"), on behalf of
The Core Focus Fixed Income Portfolio, The Core Plus Fixed Income Portfolio, The Emerging
Markets Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Global Fixed Income
Portfolio, The Global Real Estate Securities Portfolio, The High-Yield Bond Portfolio, The
International Equity Portfolio, The International Fixed Income Portfolio, The Labor Select
International Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Large-Cap Value
Equity Portfolio, The Real Estate Investment Trust Portfolio, The Real Estate Investment Trust
Portfolio II, The Select 20 Portfolio, and The Small-Cap Growth Equity Portfolio (each, a
"Portfolio" and collectively, the "Portfolios"), the shareholders of the Funds voted to (i) elect a
Board of Trustees for the Trust at a meeting held on November 12, 2009 and reconvened to
March 16, 2010; (ii) to approve a new investment advisory agreement for The Core Plus Fixed
Income Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Global Real Estate
Securities Portfolio, The High-Yield Bond Portfolio, The International Equity Portfolio, The
International Fixed Income Portfolio, and The Small-Cap Growth Equity Portfolio at a meeting held on November 12, 2009, for The Core Focus Fixed Income Portfolio, The Emerging Markets
Portfolio, The Global Fixed Income Portfolio, The Labor Select International Equity Portfolio, The
Large-Cap Growth Equity Portfolio, and The Select 20 Portfolio at a meeting reconvened to
December 4, 2009; for The Real Estate Investment Trust Portfolio II at a meeting reconvened to
December 30, 2009; for The Large-Cap Value Equity Portfolio at a meeting reconvened to
February 26, 2010, and for The Real Estate Investment Trust Portfolio at a meeting reconvened to May 21, 2010; and to (iii) approve a new investment advisory agreement among The
International Equity Portfolio, Delaware Management Company and Mondrian Investment
Partners Limited.  At the meeting, the following people were elected to serve as Independent
Trustees: Thomas L. Bennett, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Ann R. Leven,
Thomas F. Madison, Janet L. Yeomans, and J. Richard Zecher.  In addition, Patrick P. Coyne was elected to serve as an Interested Trustee.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Trustees for the Trust.

A quorum of the shares outstanding was present, and the votes passed with a majority of those shares.  The results were as follows:

Thomas L. Bennett

SHARES VOTED FOR 19,783,620.694
PERCENTAGE OF OUTSTANDING SHARES 77.169%
PERCENTAGE OF SHARES VOTED 94.987%
SHARES WITH AUTHORITY WITHHELD 1,044,162.041
PERCENTAGE OF OUTSTANDING SHARES 4.073%
PERCENTAGE OF SHARES VOTED 5.013%

Patrick P. Coyne

SHARES VOTED FOR 19,752,350.750
PERCENTAGE OF OUTSTANDING SHARES 77.047%
PERCENTAGE OF SHARES VOTED 94.837%
SHARES WITH AUTHORITY WITHHELD 1,075,431.985
PERCENTAGE OF OUTSTANDING SHARES 4.195%
PERCENTAGE OF SHARES VOTED 5.163%

John A. Fry

SHARES VOTED FOR 19,803,953.604
PERCENTAGE OF OUTSTANDING SHARES 77.249%
PERCENTAGE OF SHARES VOTED 95.084%
SHARES WITH AUTHORITY WITHHELD 1,023,829.131
PERCENTAGE OF OUTSTANDING SHARES 3.993%
PERCENTAGE OF SHARES VOTED 4.916%

Anthony D. Knerr

SHARES VOTED FOR 19,770,689.083
PERCENTAGE OF OUTSTANDING SHARES 77.119%
PERCENTAGE OF SHARES VOTED 94.925%
SHARES WITH AUTHORITY WITHHELD 1,057,093.652
PERCENTAGE OF OUTSTANDING SHARES 4.123%
PERCENTAGE OF SHARES VOTED 5.075%

Lucinda S. Landreth

SHARES VOTED FOR 19,803,314.554
PERCENTAGE OF OUTSTANDING SHARES 77.246%
PERCENTAGE OF SHARES VOTED 95.081%
SHARES WITH AUTHORITY WITHHELD 1,024,468.181
PERCENTAGE OF OUTSTANDING SHARES 3.996%
PERCENTAGE OF SHARES VOTED 4.919%

Ann R. Leven

SHARES VOTED FOR 19,783,094.356
PERCENTAGE OF OUTSTANDING SHARES 77.167%
PERCENTAGE OF SHARES VOTED 94.984%
SHARES WITH AUTHORITY WITHHELD 1,044,688.379
PERCENTAGE OF OUTSTANDING SHARES 4.075%
PERCENTAGE OF SHARES VOTED 5.016%

Thomas F. Madison

SHARES VOTED FOR 19,764,868.813
PERCENTAGE OF OUTSTANDING SHARES 77.096%
PERCENTAGE OF SHARES VOTED 94.897%
SHARES WITH AUTHORITY WITHHELD 1,062,913.922
PERCENTAGE OF OUTSTANDING SHARES 4.146%
PERCENTAGE OF SHARES VOTED 5.103%

Janet L. Yeomans

SHARES VOTED FOR 19,802,434.679
PERCENTAGE OF OUTSTANDING SHARES 77.243%
PERCENTAGE OF SHARES VOTED 95.077%
SHARES WITH AUTHORITY WITHHELD 1,025,348.056
PERCENTAGE OF OUTSTANDING SHARES 3.999%
PERCENTAGE OF SHARES VOTED 4.923%

J. Richard Zecher

SHARES VOTED FOR 19,768,430.692
PERCENTAGE OF OUTSTANDING SHARES 77.110%
PERCENTAGE OF SHARES VOTED 94.914%
SHARES WITH AUTHORITY WITHHELD 1,059,352.043
PERCENTAGE OF OUTSTANDING SHARES 4.132%
PERCENTAGE OF SHARES VOTED 5.086%

2. To approve a new investment advisory agreement for each separate series of the Trust.

A quorum of the shares outstanding was present, and the votes passed with a majority of those shares.  The results were as follows:

The Core Focus Fixed Income Portfolio

SHARES VOTED FOR 1,382,583.683
PERCENTAGE OF OUTSTANDING SHARES 64.318%
PERCENTAGE OF SHARES VOTED 100.000%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

The Core Plus Fixed Income Portfolio

SHARES VOTED FOR 3,884,075.049
PERCENTAGE OF OUTSTANDING SHARES 63.091%
PERCENTAGE OF SHARES VOTED 100.000%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

The Emerging Markets Portfolio

SHARES VOTED FOR 33,598,656.714
PERCENTAGE OF OUTSTANDING SHARES 50.070%
PERCENTAGE OF SHARES VOTED 99.863%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED 46,067.000
PERCENTAGE OF OUTSTANDING SHARES 0.069%
PERCENTAGE OF SHARES VOTED 0.137%

The Focus Smid-Cap Growth Equity Portfolio

SHARES VOTED FOR 320,906.354
PERCENTAGE OF OUTSTANDING SHARES 91.382%
PERCENTAGE OF SHARES VOTED 100.000%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

The Global Fixed Income Portfolio

SHARES VOTED FOR 7,140,416.237
PERCENTAGE OF OUTSTANDING SHARES 55.554%
PERCENTAGE OF SHARES VOTED 100.000%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

The Global Real Estate Securities Portfolio

SHARES VOTED FOR 11,177,787.095
PERCENTAGE OF OUTSTANDING SHARES 99.989%
PERCENTAGE OF SHARES VOTED 100.000%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

The High-Yield Bond Portfolio

SHARES VOTED FOR 2,388,320.161
PERCENTAGE OF OUTSTANDING SHARES 73.785%
PERCENTAGE OF SHARES VOTED 100.000%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

The International Equity Portfolio

SHARES VOTED FOR 44,422,901.748
PERCENTAGE OF OUTSTANDING SHARES 62.475%
PERCENTAGE OF SHARES VOTED 99.804%
SHARES VOTED AGAINST 85,304.715
PERCENTAGE OF OUTSTANDING SHARES 0.120%
PERCENTAGE OF SHARES VOTED 0.192%
SHARES ABSTAINED 672.409
PERCENTAGE OF OUTSTANDING SHARES 0.001%
PERCENTAGE OF SHARES VOTED 0.001%

The International Fixed Income Portfolio

SHARES VOTED FOR 1,571,557.252
PERCENTAGE OF OUTSTANDING SHARES 100.000%
PERCENTAGE OF SHARES VOTED 100.000%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

The Labor Select International Equity Portfolio

SHARES VOTED FOR 24,425,557.232
PERCENTAGE OF OUTSTANDING SHARES 39.761%
PERCENTAGE OF SHARES VOTED 78.904%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED 6,530,621.530
PERCENTAGE OF OUTSTANDING SHARES 10.630%
PERCENTAGE OF SHARES VOTED 21.096%

The Large-Cap Growth Equity Portfolio

SHARES VOTED FOR 19,560,603.535
PERCENTAGE OF OUTSTANDING SHARES 57.166%
PERCENTAGE OF SHARES VOTED 100.000%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

The Large-Cap Value Equity Portfolio

SHARES VOTED FOR 733,236.858
PERCENTAGE OF OUTSTANDING SHARES 96.417%
PERCENTAGE OF SHARES VOTED 100.000%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

The Real Estate Investment Trust Portfolio (Delaware REIT Fund)

SHARES VOTED FOR 12,952,351.134
PERCENTAGE OF OUTSTANDING SHARES 47.604%
PERCENTAGE OF SHARES VOTED 93.726%
SHARES VOTED AGAINST 301,631.374
PERCENTAGE OF OUTSTANDING SHARES 1.109%
PERCENTAGE OF SHARES VOTED 2.182%
SHARES ABSTAINED 565,524.930
PERCENTAGE OF OUTSTANDING SHARES 2.078%
PERCENTAGE OF SHARES VOTED 4.092%

The Real Estate Investment Trust Portfolio II

SHARES VOTED FOR 762,300.829
PERCENTAGE OF OUTSTANDING SHARES 62.093%
PERCENTAGE OF SHARES VOTED 100.000%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

The Select 20 Portfolio

SHARES VOTED FOR 1,341,576.074
PERCENTAGE OF OUTSTANDING SHARES 65.485%
PERCENTAGE OF SHARES VOTED 100.000%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

The Small-Cap Growth Equity Portfolio

SHARES VOTED FOR 142,373.143
PERCENTAGE OF OUTSTANDING SHARES 79.760%
PERCENTAGE OF SHARES VOTED 100.000%
SHARES VOTED AGAINST .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%
SHARES ABSTAINED .000
PERCENTAGE OF OUTSTANDING SHARES .000%
PERCENTAGE OF SHARES VOTED .000%

3. To approve a new investment advisory agreement among the Portfolio, Delaware
Management Company and Mondrian Investment Partners Limited.

The International Equity Portfolio

SHARES VOTED FOR 44,413,747.228
PERCENTAGE OF OUTSTANDING SHARES 62.462%
PERCENTAGE OF SHARES VOTED 99.784%
SHARES VOTED AGAINST 85,304.715
PERCENTAGE OF OUTSTANDING SHARES 0.120%
PERCENTAGE OF SHARES VOTED 0.191%
SHARES ABSTAINED 9,826.929
PERCENTAGE OF OUTSTANDING SHARES 0.014%
PERCENTAGE OF SHARES VOTED 0.023%
BROKER NON-VOTES 1,140.000

In a press release on August 19, 2009, Lincoln National Corporation announced that one of its subsidiaries signed a stock purchase agreement to sell ownership of Delaware Management
Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware Investments), including Delaware Management Company, a series of Delaware Management Business Trust
(the "Manager"), to Macquarie Group (the "Transaction"). On January 4, 2010, the Transaction
was completed and the new investment advisory agreements between the Portfolios and the
Manager that were approved by the shareholders became effective. Delaware Management
Holdings, Inc. is a subsidiary, and subject to the ultimate control, of Macquarie Group. Macquarie
Group, with headquarters in Sydney, Australia, is a global provider of banking, financial, advisory, investment and fund management services.